UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2011

Date of Report

(Date of earliest event reported)

WINGS & THINGS, INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation or organization)	87-0464667 (I.R.S. Employer Identification No.)
#313, 455 East 400 South, Salt Lake City, Utah (Address of principal executive offices)	84111 (Zip Code)
Registrant’s telephone number, including area code: (435) 674-1282

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 5, 2011, Wings & Things, Inc. (the “Company”) dismissed Michael J. Larsen, Certified Public Accountant, as our independent registered public accounting firm.  Our board of directors approved the decision to change independent accountants.  Michael J. Larsen had audited our financial statements for the fiscal years ended December 31, 2010 and 2009 and its report, dated March 11, 2011, was modified only as to the uncertainty of our ability to continue as a going concern.  Except for this modification, the report did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, auditing scope or accounting principles.

During the two fiscal years ended December 31, 2010 and 2009 or any subsequent interim period preceding the date of dismissal, there were no disagreements between the Company and Michael J. Larsen on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Michael J. Larsen, would have caused Michael J. Larsen to make reference thereto in its audit report.

Additionally, there were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Michael J. Larsen occurring during the two fiscal years ended December 31, 2010 and 2009 or any subsequent interim period preceding the date of dismissal.

On October 5, 2011, the Company engaged Morrill & Associates, LLC, Certified Public Accountants, as our independent registered accounting firm.  The decision to engage Morrill & Associates, LLC was approved by our board of directors.  During the two most recent fiscal years ended December 31, 2010 and 2009, and through the date of engagement, neither we nor anyone on our behalf consulted with Morrill & Associates, LLC regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Morrill & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Michael J. Larsen prior to filing this report and we requested that Michael J. Larsen furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Michael J. Larsen has furnished the requested letter and it is attached as exhibit 16.1

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
16	Letter of agreement from Michael J. Larsen, dated October 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2011	WINGS & THINGS, INC. By: /s/ Greg L. Popp Greg L. Popp President